                               POWER OF ATTORNEY

        Know all by these presents,  that the undersigned hereby constitutes and appoints  each of Tonya Austin,  M. Andrew Wade,  and Jeanette  Yacucci  signing singly, the undersigned's true and lawful attorney-in-fact to:

        (1)     execute for and on behalf of the  undersigned,  Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities  Exchange Act
                of  1934  and  the  rules   thereunder   with   respect  to  the
                undersigned's  beneficial  ownership of  securities of AtriCure,
                Inc. (the "Company").

        (2)     do and  perform  any  and all  acts  for  and on  behalf  of the undersigned  which may be necessary or desirable to complete and execute  any such Form 3, 4 and 5 and timely file such form with the United States  Securities  and Exchange  Commission  and any
                stock exchange or similar authority; and

        (3)     take any other action of any type  whatsoever in connection with the foregoing  which,  in the opinion of such  attorney-in-fact, may be of  benefit  to,  in the best  interest  of,  or  legally required  by,  the  undersigned,  it being  understood  that the documents  executed  by such  attorney-in-fact  on behalf of the undersigned  pursuant to this Power of Attorney shall be in such form  and  shall  contain  such  terms  and  conditions  as such
                attorney-in-fact   may   approve   in  such   attorney-in-fact's
                discretion.

        The undersigned  hereby grants to such  attorney-in-fact  full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned  acknowledges that the foregoing  attorney-in-fact,  in serving in such capacity at the request of the undersigned, are not assuming any of  the  undersigned's  responsibilities  to  comply  with  Section  16  of  the
Securities Exchange Act of 1934.

        This  Power of  Attorney  shall  not  supersede  any  power of  attorney previously executed by the undersigned and shall remain in full force and effect until  the  undersigned  is no  longer  required  to file  Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities,  unless earlier  revoked  by  the  undersigned  in a  signed  writing  delivered  to the foregoing attorney-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 23rd day of May, 2013.

                                        By:/s/ Mark Lanning
                                        ----------------------------------------